UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2007

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

ERP Operating Limited Partnership (the “Operating Partnership”) is re-issuing in an updated format its historical financial statements to satisfy SEC requirements as they relate to Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

In compliance with the provisions of SFAS No. 144, the results of operations of the Operating Partnership’s consolidated properties that were sold during the first three months of 2007 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) in the Operating Partnership’s first quarter 2007 quarterly report on Form 10-Q filed with the SEC on May 9, 2007. Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Operating Partnership’s most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date.

The aforementioned reclassification has no effect on the Operating Partnership’s previously reported net income available to OP Units or funds from operations (“FFO”).

This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of the Operating Partnership’s annual report on Form 10-K for the year ended December 31, 2006 to reclassify those properties sold during the first three months of 2007 as a component of discontinued operations for each period presented in the annual report. Exhibit 12 also reflects certain interim information for the quarters ended March 31, 2007 and 2006. All other items of the Operating Partnership’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01 Financial Statements and Exhibits

Exhibit
Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY RESIDENTIAL
ITS GENERAL PARTNER

Date: May 23, 2007	By:	/s/ Donna Brandin

	Name:	Donna Brandin

	Its:	Executive Vice President and Chief Financial Officer

Date: May 23, 2007	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	First Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm
99.1

Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data